POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ Robert G. Avis
                                   _____________________
                                   Robert G. Avis

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ William A. Baker
                                   ______________________
                                   William A. Baker

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ Charles Conrad, Jr.
                                   _________________________
                                   Charles Conrad, Jr.

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ Jon S. Fossel
                                   ____________________
                                   Jon S. Fossel

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ Raymond J. Kalinowski
                                   __________________________
                                   Raymond J. Kalinowski

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ C. Howard Kast
                                   ______________________
                                   C. Howard Kast

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ Robert M. Kirchner
                                   ________________________
                                   Robert M. Kirchner

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ Ned M. Steel
                                   _____________________
                                   Ned M. Steel

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ James C. Swain
                                   ______________________
                                   James C. Swain

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ Bridget A. Macaskill
                                   _________________________
                                   Bridget A. Macaskill

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his capacity as a trustee of OPPENHEIMER REAL ASSET FUND, a Massachusetts business trust (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not terminate in the event of my disability or incapacity and replaces and supersedes all previous powers of attorney executed by me for these purposes.


Dated this 27th day of June, 1996.




                                   /s/ Sam Freedman
                                   ____________________
                                   Sam Freedman

POWERS\735POA